SECURAC INC.
        1000 Manulife Place
        10180 - 101 Street
      Edmonton, Alberta T5J 3S4                    Applewood's Restaurants Inc.
        Tel: 780 409 8960                           1104 Sandpiper on El Paseo,
        Fax : 780 409 9216                         Palm Desert, California 92260

      Web: www.securac.net

September 14, 2004

Toshiaki Mashima
1-28-17 Seijyo
Setagaya-ku, TOKYO
157-0066
JAPAN

Dear Sir:

RE:   SHARE EXCHANGE AGREEMENT WITH APPLEWOOD'S RESTAURANTS INC. (OTCBB:"AWRU")

This letter is further to the letter the Share Exchange Letter dated September 2, 2004 (`Letter') from the interim President Mr. Robert Stewart of Applewood's Restaurants Inc. (`Applewoods'), which was distributed to all the shareholders of Securac Inc. ("Securac") to enable your participation in the Reverse Take Over (`RTO') of Applewoods, a public company listed on the OTCBB in the United States.

Subject to the provisions of the Letter, Applewoods made an offer to acquire all of the outstanding Securac Class "A" Common Shares (the "Target Shares") on the basis of 2.7 shares of common stock of Applewoods for each 1 Target Share (the "Exchange").

We confirm that you are the holder of warrant certificate no. 1 of Securac entitling you to acquire 200,000 Class "A" Common Shares of Securac on the terms of the certificate (the "Warrant"). We further confirm that Article 6 of the Warrant provides for the circumstances of merger and successors. In particular section 6.1 and 6.2 provide as follows (note that references to "Corporation" refer to Securac):

         6.1 Corporation May Consolidate, etc. on Certain Terms

         Nothing herein contained shall prevent any amalgamation or merger of the Corporation with or into any other corporation or corporations, or a conveyance or transfer of all or substantially all the properties and estates of the Corporation as an entirety to any corporation lawfully entitled to acquire and operate same, provided, however, that the corporation formed by such amalgamation or merger or which acquires by conveyance or transfer all or substantially all the properties and estates of the Corporation shall, simultaneously with such amalgamation, merger, conveyance or transfer, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation.

Page 2                                                        September 14, 2004
         6.2 Successor Corporation Substituted

         In case the Corporation, pursuant to Section 6.1, shall be amalgamated or merged with or into any other corporation or corporations, or shall convey or transfer all or substantially all of its properties and estates as an entirety to any other corporation, the successor corporation formed by such consolidation or amalgamation, or into which the Corporation shall have been amalgamated or merged or which shall have received a conveyance or transfer as aforesaid, shall succeed to and be substituted for the Corporation hereunder and such changes in phraseology and form (but not in substance) may be made in the Warrant Certificate and herein as may be appropriate in view of such amalgamation, merger or transfer.

We hereby confirm that Applewoods and Securac and each of them ratify and assume responsibility for the due and punctual performance and observance of all the covenants and conditions of the Warrant hereof to be performed or observed by Securac. In particular we confirm that it is the intention of Applewoods and Securac to ensure that, subject to regulatory approval, the Warrant henceforth, or as soon as possible according to law, entitle you to acquire common stock of Applewoods on the same basis as the Exchange. Therefore, on the basis of 2.7 shares of common stock of Applewoods for each 1 Target Share you are entitled to acquire under the Warrant. This will entitle you to acquire 540,000 shares of common stock of Applewoods under the Warrant with all other terms, including but not limited to exercise price remaining the same other than amendments necessary to better effect the terms of this letter.

We want to thank you again for your continued support and look forward to the successful completion of the RTO. If you require further clarification, please do not hesitate to contact either Paul Hookham or Terry Allen at (403) 225-0403.

Yours very truly,

SECURAC INC.

Per:   /s/ Terry Allen
      --------------------------------------
      Terry Allen, President

APPLEWOODS RESTAURANTS, INC.

Per:    /s/ Bob Stewart
       -------------------------------------
       Bob Stewart, Interim President

Understood,  accepted  and  agreed to this 14th day of
September, 2004.                                   /s/ Toshiaki Mashima
                                                  ------------------------------
                                                  TOSHIAKI MASHIMA

      SECURAC INC.
   1000 Manulife Place               Applewood's Restaurants Inc.
   10180 - 101 Street                 1104 Sandpiper on El Paseo,
Edmonton, Alberta T5J 3S4            Palm Desert, California 92260
    Tel: 780 409 8960
   Fax : 780 409 9216
Web: www.securac.net

September 14, 2004


Hisahiro Kashida
2-11-24 Edisu-Nishi
Shibuya-ku, TOKYO
150-0021
JAPAN


Dear Sir:


Re:   Share Exchange Agreement with Applewood's Restaurants Inc. (OTCBB:"AWRU")



This letter is further to the letter the Share Exchange Letter dated September 2, 2004 (`Letter') from the interim President Mr. Robert Stewart of Applewood's Restaurants Inc. (`Applewoods'), which was distributed to all the shareholders of Securac Inc. ("Securac") to enable your participation in the Reverse Take Over (`RTO') of Applewoods, a public company listed on the OTCBB in the United States.

Subject to the provisions of the Letter, Applewoods made an offer to acquire all of the outstanding Securac Class "A" Common Shares (the "Target Shares") on the basis of 2.7 shares of common stock of Applewoods for each 1 Target Share (the "Exchange").

We confirm that you are the holder of warrant certificate no. 2 of Securac entitling you to acquire 900,000 Class "A" Common Shares of Securac on the terms of the certificate (the "Warrant"). We further confirm that Article 6 of the Warrant provides for the circumstances of merger and successors. In particular section 6.1 and 6.2 provide as follows (note that references to "Corporation" refer to Securac):

         6.1 Corporation May Consolidate, etc. on Certain Terms

         Nothing herein contained shall prevent any amalgamation or merger of the Corporation with or into any other corporation or corporations, or a conveyance or transfer of all or substantially all the properties and estates of the Corporation as an entirety to any corporation lawfully entitled to acquire and operate same, provided, however, that the corporation formed by such amalgamation or merger or which acquires by conveyance or transfer all or substantially all the properties and estates of the Corporation shall, simultaneously with such amalgamation, merger, conveyance or transfer, assume the due and punctual performance and observance of all the covenants and conditions hereof to be performed or observed by the Corporation.

Page 2                                                        September 14, 2004

         6.2 Successor Corporation Substituted

         In case the Corporation, pursuant to Section 6.1, shall be amalgamated or merged with or into any other corporation or corporations, or shall convey or transfer all or substantially all of its properties and estates as an entirety to any other corporation, the successor corporation formed by such consolidation or amalgamation, or into which the Corporation shall have been amalgamated or merged or which shall have received a conveyance or transfer as aforesaid, shall succeed to and be substituted for the Corporation hereunder and such changes in phraseology and form (but not in substance) may be made in the Warrant Certificate and herein as may be appropriate in view of such amalgamation, merger or transfer.

We hereby confirm that Applewoods and Securac and each of them ratify and assume responsibility for the due and punctual performance and observance of all the covenants and conditions of the Warrant hereof to be performed or observed by Securac. In particular we confirm that it is the intention of Applewoods and Securac to ensure that, subject to regulatory approval, the Warrant henceforth, or as soon as possible according to law, entitle you to acquire common stock of Applewoods on the same basis as the Exchange. Therefore, on the basis of 2.7 shares of common stock of Applewoods for each 1 Target Share you are entitled to acquire under the Warrant. This will entitle you to acquire 2,430,000 shares of common stock of Applewoods under the Warrant with all other terms, including but not limited to exercise price remaining the same other than amendments necessary to better effect the terms of this letter.

We want to thank you again for your continued support and look forward to the successful completion of the RTO. If you require further clarification, please do not hesitate to contact either Paul Hookham or Terry Allen at (403) 225-0403.

Yours very truly,



Securac Inc.


Per:        /s/ Terry Allen
           -----------------------------------------------------
           Terry Allen, President



Applewoods Restaurants, Inc.


Per:        /s/ Bob Stewart
           -----------------------------------------------------
           Bob Stewart, Interim President


Understood,  accepted  and  agreed to this 14th day of
September, 2004.
                                 /s/ Hisahiro Kashida
                                -----------------------------------------------
                                Hisahiro Kashida